UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2018

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, MA		2210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

(1)

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    General Electric Company ("GE" or the "Company") held its annual meeting of shareowners on April 25, 2018 (the "Annual Meeting").

(b)    At the Annual Meeting, shareowners elected all of the Company’s nominees for director; approved our named executives’ compensation (“Say on Pay”); approved an amended GE International Employee Stock Purchase Plan (“ESPP Approval”); and ratified the appointment of KPMG LLP as the Company’s independent auditor for 2018 (“Auditor Ratification”). The shareowners did not approve any of the shareowner proposals, which are listed below.

Election of Directors

	For	Against	Abstain	Non-Votes
1.	Sébastien M. Bazin	4,320,551,913	480,845,074	29,272,058	1,618,938,088
2.	W. Geoffrey Beattie	4,384,867,904	417,629,048	28,169,429	1,618,940,752
3.	John J. Brennan	4,462,515,566	343,437,145	24,713,670	1,618,940,752
4.	H. Lawrence Culp, Jr.	4,717,114,030	87,464,430	26,090,585	1,618,938,088
5.	Francisco D’Souza	4,562,034,101	243,154,360	25,477,920	1,618,940,752
6.	John L. Flannery	4,533,802,404	254,412,042	42,454,599	1,618,938,088
7.	Edward P. Garden	4,703,302,412	101,767,140	25,599,493	1,618,938,088
8.	Thomas W. Horton	4,636,263,029	166,034,445	28,371,571	1,618,938,088
9.	Risa Lavizzo-Mourey	4,607,071,929	198,580,294	25,016,822	1,618,938,088
10.	James J. Mulva	4,417,425,346	386,212,527	27,028,508	1,618,940,752
11.	Leslie F. Seidman	4,720,762,969	85,554,031	24,352,045	1,618,938,088
12.	James S. Tisch	4,273,520,868	532,690,278	24,455,235	1,618,940,752

Management Proposals

	For	Against	Abstain	Non-Votes
1.	Say on Pay	4,381,817,430	403,043,694	45,664,941	1,619,081,068
2.	ESPP Approval	4,677,013,600	120,524,504	33,124,141	1,618,944,888
3.	Auditor Ratification	4,164,893,588	2,253,604,783	30,934,937	173,825

Shareowner Proposals

	For	Against	Abstain	Non-Votes
1.	Independent Chair	1,972,422,213	2,817,138,246	40,944,575	1,619,102,099
2.	Cumulative Voting	610,492,031	4,169,025,618	51,144,846	1,618,944,638
3.	Deduct Impact of Stock Buybacks from Executive Pay	312,901,317	4,470,546,187	47,077,161	1,619,082,468

4.	Political Lobbying and Contributions	988,054,419	3,673,870,769	168,719,562	1,618,962,383

5.	Buyback Report	269,188,062	4,524,192,767	37,131,886	1,619,094,418
6.	Written Consent	1,234,496,827	3,540,917,750	55,247,918	1,618,944,638

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 30, 2018	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Corporate, Securities and Finance Counsel

(3)